UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2021

Presidio Property Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-34049	33-0841255
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4995 Murphy Canyon Road, Suite 300
San Diego, California 92123
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (760) 471-8536

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Series A Common Stock, $0.01 par value per share	SQFT	The Nasdaq Stock Market LLC
9.375% Series D Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	SQFTP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously announced, on June 15, 2021, Presidio Property Trust, Inc. (the “Company”) issued and sold 800,000 shares of its 9.375% Series D Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share (the “Series D Preferred Stock”) in an offering (the “Offering”) pursuant to an underwriting agreement (the “Underwriting Agreement”), dated June 10, 2021, by and between the Company and The Benchmark Company, LLC (“Benchmark”), as representative of the several underwriters named in Schedule 1 thereto (the “Underwriters”). Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 45-day option to purchase up to an additional 120,000 shares of Series D Preferred Stock to cover overallotments, if any (the “Overallotment Option”).

On June 17, 2021, the Company announced that the Underwriters exercised the Overallotment Option in full for an additional 120,000 shares of Series D Preferred Stock at a price to the public of $25.00 per share. After giving effect to the Overallotment Option, the gross proceeds of the Offering to the Company was $23 million, prior to deducting underwriting discounts and commissions.  The closing of the Overallotment Option occurred on June 17, 2021. A copy of the press release relating to the exercise of the Overallotment Option is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being filed herewith:

Exhibit No.	Description

99.1	Press Release, dated June 17, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESIDIO PROPERTY TRUST, INC.

	By:	/s/ Adam Sragovicz
		Name:	Adam Sragovicz
		Title:	Chief Financial Officer

Dated: June 17, 2021